Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TOP Financial Group Limited (the “Company”) on Form 10-Q for the quarter ended June 30, 2026 as filed with the Securities and Exchange Commission (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

TOP FINANCIAL GROUP LIMITED

Dated: August 17, 2026	By.	/s/ Ka Fai Yuen
Ka Fai Yuen
Chief Executive Officer (Principal Executive Officer)

Dated: August 17, 2026	By.	/s/ Yung Yung Lo
Yung Yung Lo
Chief Financial Officer (Principal Financial and Accounting Officer)